SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2013, we amended the employment agreement with our executive officers, Shad Stastney, David Lester, David Harrell and Terry Hamilton. The amended terms of the employment agreements are set forth below for each executive officer.

Pursuant to the terms and conditions of the Amendment to Employment Agreement with Shad Stastney:

  Mr. Stastney agreed to non-competition and non-solicitation restrictions with our company during the term of his employment and two years thereafter;

  The term of Mr. Stastney’s employment shall be for one year, and shall automatically renew for each year thereafter unless terminated on thirty day’s notice before the end of the term; and

  Mr. Stastney shall be entitled to two years of severance pay if he is terminated with or without cause.

Pursuant to the terms and conditions of the Amendment to Employment Agreement with David Lester:

  Mr. Lester will serve as Chief Operating Officer of our company; and

  Mr. Lester will earn a base salary of $157,500 per year.

Pursuant to the terms and conditions of the Amendment to Employment Agreement with David Harrell:

  Mr. Harrell will serve as Vice Chairman of the Board and Chief Strategy Officer of our company;

  The term of Mr. Harrell’s employment shall be for one year, and shall automatically renew for each year thereafter unless terminated on thirty day’s notice before the end of the term; and

  Mr. Harrell will earn a base salary of $183,750 per year;

Pursuant to the terms and conditions of the Amendment to Employment Agreement with Terry Hamilton:

  Mr. Hamilton will earn a base salary of $157,500 per year.

Except as described above, the terms of the respective employment agreements with our executive officers remain in full force and effect.

The foregoing description of the Amendments to Employment Agreements with Shad Stastney, David Lester, David Harrell and Terry Hamilton does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments to Employment Agreements filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On August 14, 2013 we granted restricted stock awards under our 2013 Incentive Plan. Mr. David Harrell was awarded 121,875 shares of our common stock and Mr. Terry Hamilton was awarded 215,625 shares of our common stock. The restricted stock awards will vest 50% on the date six months and one day after the date of grant, and the remaining 50% one year after the first vesting date.

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 and 3.02 is incorporated into this Item 5.02 by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement with Shad Stastney, dated August 14, 2013
10.2	Amendment to Employment Agreement with David Lester, dated August 14, 2013
10.3	Amendment to Employment Agreement with David Harrell, dated August 14, 2013
10.4	Amendment to Employment Agreement with Terry Hamilton, dated August 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Shad Stastney

Shad Stastney
Chief Executive Officer

Date: August 15, 2013

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